 Exhibit 99.1

 NPDR Subset Analysis of ZETA-1 Phase 2 Trial  A moderate to severe NPDR-qualifying subgroup analysis to inform future clinical trials   NPDR, non-proliferative diabetic retinopathy.

ZETA-1 Phase 2 Study Design and Demographics

- **Primary endpoint:** % of subjects with a **≥ 2 step improvement in monocular ETDRS DRSS** at Week 24
- **Study eye:** DR graded moderately severe to severe NPDR or mild PDR (monocular DRSS 47, 53, or 61)
- **Fellow eye:** No exclusion*



Week 0
Week 4
Week 12
Week 24
APX3330
600mg/day (BID)
1:1
randomization
Placebo
(BID)
N = 103
Primary Endpoint

Baseline DRSS Scores		APX3330 (n=51)	Placebo (n=52)
DRSS Score – Study Eye			
47	Moderately severe NPDR	22 (43%)	18 (35%)
53	Severe or very severe NPDR	25 (49%)	28 (54%)
61	Mild PDR	4 (8%)	6 (12%)
DRSS Score – Fellow Eye			
43 or Lower	Mild to moderate NPDR or better	15 (29%)	12 (23%)
47	Moderately severe NPDR	15 (29%)	22 (42%)
53	Severe or very severe NPDR	14 (28%)	11 (21%)
61	Mild PDR	1 (2%)	4 (8%)
65 or Higher	Moderate to severe PDR	4 (8%)	3 (6%)

Note: 15 fellow eyes had CST>320 microns (center-involved DME)

*Two APX3330 subjects did not have available DRSS scores in the fellow eye at screening.
BID, twice-daily; CST, central subfield thickness; DME, diabetic macular edema, DRSS, Diabetic Retinopathy Severity Scale; ETDRS, Early Treatment of Diabetic Retinopathy Study; NPDR, non-proliferative diabetic retinopathy; PDR, proliferative diabetic retinopathy.
Source: ZETA-1 Table 14.1.2.1.

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ZETA-1 Actual Compared to NPDR Subset

- **"ZETA-1 Actual"** dataset included 97 patients with evaluable DRSS in both eyes at baseline
- **"NPDR Subset"** is a moderate to severe NPDR-qualifying subgroup analysis **to inform future clinical trials:**
  - DRSS Level 43, 47, or 53 in both eyes, with Level 47 or 53 in at least one eye and no CI-DME at baseline
  - Post-hoc analysis of 3 step worsening/improvement on a Binocular DRSS Person-Level Scale, BCVA, and development of PDR

Difference Between Baseline Characteristics for ZETA-1 Actual and NPDR Subset

	ZETA-1 Actual (n)	NPDR Subset (n)
Population with both eyes evaluable for DRSS[1]	**97[1]**	**59**
Subjects with PDR	22	0
Subjects with DME	15	0
Subjects with PDR or DME[2]	35	0
Subjects with one eye better than 43 and no DME	3	0

38 subjects excluded; NPDR Subset includes subjects at high risk for progression to PDR

Source: ZETA-1 Table 16.2.6.1 and Table 16.2.6.2
[1] One subject did not have DRSS evaluation in the fellow eye at baseline
[2] Two subjects had PDR and DME at baseline
BCVA, best-corrected visual acuity; CI-DME, center-involved diabetic macular edema; DME, diabetic macular edema; NPDR, non-proliferative diabetic retinopathy; PDR, proliferative diabetic retinopathy.
Statistical validation conducted by Summit Analytical, LLC

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 NO DR  NPDR  PDR  ETDRS monocular  severity scale1  Binocular person-level scale1  Very mild  Mild  Moderate  Moderately  severe   Severe or very severe  Mild  Patients graded by a central reading center based on fundus photography.   DR, diabetic retinopathy; DRSS, Diabetic Retinopathy Severity Scale; ETDRS, Early Treatment Diabetic Retinopathy Study; NPDR, non-proliferative diabetic retinopathy; PDR, proliferative diabetic retinopathy.  1. Chew EY, et al. N Engl J Med. 2010;363:233-44.  Binocular DRSS is a Validated and Well-Established Scale to Evaluate Systemic Therapies for Diabetic Retinopathy  5  10  20  35  43  47  53  60-61  65  71+  Moderate  Severe  2,3  4,5  6,7  8,9  10,11  12,13  14,15  16,17+  1  ≥ 3 step worsening on the binocular DRSS is considered clinically meaningful

 NPDR Subset Amplifies 3 Steps or Greater Worsening on the Binocular DRSS Person-Level Scale  ZETA-1 Actual  NPDR Subset  ≥ 3 Step Worsening from Baseline on Binocular DRSS Person-Level Scale   DRSS, Diabetic Retinopathy Severity Scale; NPDR, non-proliferative diabetic retinopathy.   Source: ZETA-1 Table 14.2.2.7.3 and Table 14.2.2.7.6.  6

 NPDR Subset Amplifies 3 Steps or Greater Improvement on the Binocular DRSS Person-Level Scale    ≥ 3 Step Improvement from Baseline on Binocular DRSS Person-Level Scale  DRSS, Diabetic Retinopathy Severity Scale; NPDR, non-proliferative diabetic retinopathy.   Source: ZETA-1 Table 14.2.2.7.3 and Table 14.2.2.7.6.  ZETA-1 Actual  NPDR Subset  APX3330 (n=29)  Placebo (n=30)  APX3330 (n=47)  Placebo (n=50)  7

NPDR Subset Shows Enhanced Treatment Benefit on the Binocular DRSS Person-Level Scale


ZETA-1 Actual
APX3330 (n=47)
Placebo (n=50)
NPDR Subset
APX3330 (n=29)
Placebo (n=30)
Percent of Subjects
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
6%
92%
2%
6%
82%
12%
11%
85%
4%
8%
78%
14%
7%
90%
3%
0%
83%
17%
10%
86%
3%
3%
77%
20%
APX3330 Week 12
Placebo Week 12
APX3330 Week 24
Placebo Week 24
APX3330 Week 12
Placebo Week 12
APX3330 Week 24
Placebo Week 24
APX3330
≥ 3 step improvement
< 3 step change
≥ 3 step worsening
Placebo
≥ 3 step improvement
< 3 step change
≥ 3 step worsening
DRSS Change from Baseline

DRSS, Diabetic Retinopathy Severity Scale; NPDR, non-proliferative diabetic retinopathy.
Source: ZETA-1 Table 14.2.2.7.3 and Table 14.2.2.7.6.

8

 ZETA-1 Actual: Fewer APX3330 Subjects Worsened and More Improved Compared to Placebo Subjects  DRSS, Diabetic Retinopathy Severity Scale  Source: ZETA-1 Table 14.2.3.7.1.  9  Worsening  Improvement

 NPDR Subset Exhibits Increased Treatment Benefit in Subjects with 3 Steps or Greater Worsening  DRSS, Diabetic Retinopathy Severity Scale.  Source: ZETA-1 Table 14.2.3.7.3.  10  Worsening  Improvement

 NPDR Subset Demonstrates Enhanced Treatment Effect with Fewer APX3330 Subjects Developing PDR Compared to Placebo   Development of PDR in Either Eye (DRSS ≥ 61 after Baseline)  NPDR, non-proliferative diabetic retinopathy; PDR, proliferative diabetic retinopathy.  *One placebo subject did not have evaluable post-baseline data due to discontinuation of study drug.   Source: ZETA-1 Table 14.2.6.7.3 and Table 14.2.6.7.5.  ZETA-1 Actual   NPDR Subset  APX3330 (n=29)  Placebo (n=30)  APX3330 (n=47)  Placebo (n=49*)  11

BCVA Comparable Between Treatment Groups at Week 12 and Week 24



ZETA-1 Actual
APX3330 (n=48*)
Placebo (n=50)
NPDR Subset
APX3330 (n=29)
Placebo (n=30)
Percent of Subjects
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
6%
81%
13%
6%
73%
20%
8%
79%
13%
10%
76%
16%
7%
83%
10%
7%
60%
33%
10%
79%
10%
7%
70%
23%
APX3330 Week 12
Placebo Week 12
APX3330 Week 24
Placebo Week 24
APX3330 Week 12
Placebo Week 12
APX3330 Week 24
Placebo Week 24
APX3330
7+ letters worsening
<7 letters change
7+ letters improvement
Placebo
7+ letters worsening
<7 letters change
7+ letters improvement
BCVA Change from Baseline

BCVA, best-corrected visual acuity, study eye; NPDR, non-proliferative diabetic retinopathy.
*One APX3330 subject had study eye data only.
Source: ZETA-1 Table 14.3.6.6 and Table 14.3.6.8.

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Ocular AEs similar between APX3330 and placebo  Pruritis and rash were typically mild and self-limited  Participants with DR continued routine medications to manage comorbid conditions   AE, adverse event; DME, diabetic macular edema, DR, diabetic retinopathy.  Source: ZETA-1 Tables 14.3.1.1, 14.3.1.7, 14.3.1.10, 16.2.7.  Placebo (n=52)  APX3330 (n=51)  Total AEs  120  91  Total treatment-related AEs  14  14  Participants with treatment-related AEs  10 (20%)  10 (19%)  Withdrawals due to treatment-related AEs  1 (2%)  1 (2%)  AEs in >5% of Participants  All AEs  Treatment-related AEs  Placebo (n=52)  APX3330 (n=51)  Placebo  (n=52)  APX3330  (N=51)  Ocular AEs  DME  5 (10%)  2 (4%)  1 (2%)  0  DR  6 (12%)  1 (2%)  1 (2%)  0  Vitreous detachment  3 (6%)  0  0  0  Cataract  1 (2%)  3 (6%)  0  0  Non-ocular AEs  Pruritus (itching)  1 (2%)  6 (12%)  1 (2%)  3 (6%)  Rash  1 (2%)  3 (6%)  1 (2%)  2 (4%)  COVID-19  5 (10%)  1 (2%)  0  0  SARS CoV-2 test positive  3 (6%)  0  0  0  APX3330 was Well-Tolerated in ZETA-1  13

 NPDR Subset Demonstrates Potential Benefit of APX3330 in Patients with High Risk NPDR   NPDR subset suggests treatment effect on 3 steps or greater worsening on the binocular DRSS person-level scale  3% of APX3330 subjects compared to 20% of placebo subjects had 3 steps or greater worsening at Week 24   NPDR subset suggests enhanced treatment effect on development of PDR   7% of APX3330 subjects compared to 27% of placebo subjects developed PDR (DRSS ≥ 61 after baseline in either eye) at Week 24   APX3330 was well-tolerated  NPDR subset informs planned clinical trial investigating APX3330 in slowing PDR conversion in high risk NPDR patients  DRSS, Diabetic Retinopathy Severity Scale; NPDR, non-proliferative diabetic retinopathy; PDR, proliferative diabetic retinopathy.  14